Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes

Note 18—Income taxes

Deferred tax attributes resulting from differences between financial accounting amounts and tax basis of assets and liabilities follow (in thousands):

Schedule of basis of assets and liabilities
	As of December 31,
Deferred tax assets:	2022	2021
Allowance for doubtful accounts	$66	$55
Accrued vacation	-	21
Accrued bonuses	-	137
Accruals and reserves	-	21
Depreciation	14	11
Interest expense limitation	1,922	1
Investment in partnership	2,548	-
Lease liability	153	221
Net operating losses	26,852	2,366
Total deferred tax assets before valuation allowance	31,555	2,833
Less: valuation allowance	(29,164)	-
Total deferred tax assets after valuation allowance	$2,391	$2,833
Deferred tax liabilities:
Right of use asset	$(142)	$(206)
Intangible assets	(1,351)	(1,831)
Capitalized transaction costs	-	53
Goodwill	(1,115)	(1,027)
Total deferred tax liabilities	$(2,608)	$(3,011)
Net deferred tax liabilities	$(217)	(178)

The provision for income taxes consists of the following (in thousands):

Schedule of income taxes consists
	Years Ended December 31,
	2022	2021
Current:
Federal	$-	$-
State	37	50
Total current	37	50
Deferred:
Federal	101	(1,197)
State	(62)	(523)
Total deferred	39	(1,720)
Total income tax expense (benefit)	$76	$(1,670)

The reconciliation between the federal statutory rate and the effective income tax rate is as follows:

Schedule of reconciliation between the federal statutory rate and the effective income tax rate
	December 31,
	2022	2021
Statutory U.S. federal tax rate	21.00%	21.00%
Less: rate attributable to noncontrolling interest	-17.52%	-19.27%
State income taxes (net of federal benefit)	0.17%	0.50%
Permanent differences	-2.71%	0.00%
Effective rate change	0.01%	0.00%
Increase in valuation allowance	-0.96%	0.00%
Other	-0.02%	0.00%
Effective income tax rate	-0.03%	2.23%

On March 27, 2020, the CARES Act was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes.

Pursuant to the provisions of the CARES Act above, the RiverRoad subsidiary carried back its Federal 2020 tax loss to tax year 2018. The estimated tax benefit for this carryback claim is approximately $0.4 million and was recorded as a current tax benefit during 2020. The corresponding $0.4 million tax receivable is presented within other current assets on the consolidated balance sheets as of December 31, 2022 and 2021.

The provision for income taxes differs from the amount that would result from applying statutory rates because of differences in the deductibility of certain book and tax expenses.

Goodwill related to the Company’s business combinations in prior years is tax deductible and amortized over 15 years for tax purposes, but generally not amortized for book purposes. As such, a deferred tax liability is created from this indefinite-lived asset. As of December 31, 2022 and 2021, the net deferred tax liability on such indefinite-lived assets was $1.1 million and $1.0 million, respectively.

During the year ended December 31, 2022, the Company recorded a full valuation allowance against its deferred tax assets. The Company intends to maintain this position until there is sufficient evidence to support the reversal of all or some portion of the allowance. The Company also has certain assets with indefinite lives for which the basis is different for book and tax. As a result, the Company is in a net deferred tax liability position of $0.2 million as of December 31, 2022. The net change in the valuation allowance during the year ended December 31, 2022 was an increase of $29.2 million. The net change in the valuation allowance during the year ended December 31, 2021 was $-0-.

As of December 31, 2022, the Company has gross federal and tax-effected state net operating loss (“NOL”) carryforwards of $110.8 million and $3.5 million, respectively, attributable to its RiverRoad corporate subsidiary purchased in 2018 and the Mergers. $3.3 million of the gross federal NOL carryforward will expire at various dates beginning in 2032 while the remaining $107.5 million will not expire. $3.5 million of tax-effected state NOL carryforward will expire at various dates beginning in 2023. The Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017 limits a taxpayer’s ability to utilize NOL deduction in a year to 80% taxable income for federal NOL arising in tax years beginning after 2017.

Utilization of the U.S. federal and state NOL carryforwards may be subject to a substantial annual limitation under Sections 382 and 383 of the Internal Revenue Code, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income or tax liabilities. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not completed a Section 382 study for the Mergers, which could create an additional limitation.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income taxes in certain state and local jurisdictions. The Company is no longer subject to the Internal Revenue Service (“IRS”) examination for periods prior to 2019. However, carry forward losses that were generated prior to the 2019 tax year may still be adjusted by the IRS if they are used in a future period.